UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2021
Date of Report (Date of earliest event reported)

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware			0-20853	04-3219960
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)
2600 ANSYS Drive,	Canonsburg,	PA		15317
(Address of Principal Executive Offices)				(Zip Code)

844-462-6797
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 14, 2021, ANSYS, Inc. (“Ansys” or the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the ANSYS, Inc. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”).
The 2021 Plan is a long-term incentive plan pursuant to which awards may be granted to directors, officers, other employees and certain consultants of the Company and its subsidiaries. These awards include stock option rights, stock appreciation rights, restricted stock, restricted stock units, cash incentives, performance shares, performance units and other awards. The 2021 Plan authorizes 4,400,000 shares of common stock for issuance, plus the total number of shares remaining available for issuance under the Fifth Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan (the “Predecessor Plan”) as of the effective date of the 2021 Plan plus any shares relating to the outstanding awards under the Predecessor Plan or the 2021 Plan that are subsequently forfeited.
Performance objectives applicable to performance awards granted pursuant to the 2021 Plan may include, without limitation, objectives related to: earnings before interest, taxes, depreciation and amortization, income or net income (loss) (either before or after interest, taxes, depreciation and/or amortization), earnings, changes in the market price of common stock, funds from operations or similar measures, sales, bookings or revenue (including recurring revenue), annual contract value, billings, economic value added, mergers, acquisitions or other strategic transactions, divestitures, financings, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on investments, assets, debt (including debt reduction), working capital, regulatory compliance, improvement of financial ratings, annual spend or license annual spend, equity investments, stockholder returns, orders, return on sales, marketing, gross or net profit levels, productivity, margins, operating efficiency, productivity, product innovation, number of customers, customer satisfaction and related metrics, individual performance, quality improvements, new product releases, growth or growth rate, intellectual property, expenses or costs (including cost reduction programs), implementation of projects or processes, employee engagement and satisfaction, diversity, environmental and social measures, information technology, technology development, human resources management, litigation, research and development, working capital, earnings (loss) per share of common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.
Except as otherwise provided in the 2021 Plan, equity-based awards granted under the 2021 Plan will generally be subject to either a minimum vesting or minimum performance period of at least one year and prohibits the paying of dividends or dividend equivalents on awards until they are earned and/or vested. Pursuant to the terms of the 2021 Plan, awards will be subject to recovery or recoupment under circumstances set forth in the Corporate Governance Guidelines.
No grant will be made under the 2021 Plan on or after May 17, 2031. It is not possible to determine specific amounts and form of awards that may be granted under the 2021 Plan after the Annual Meeting. The foregoing summary of the 2021 Plan is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders considered and voted on the matters listed below. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 31, 2021. The final voting results from the Annual Meeting are set forth below.
Proposal 1: Election of Three Class I Directors for Three-Year Terms

The Company’s stockholders elected each of the following nominees to serve as a director of the Company for a three-year term expiring in 2024. For each nominee, the votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Jim Frankola	74,077,665	683,676	82,941	4,222,902
Alec D. Gallimore	73,714,349	1,108,556	21,377	4,222,902
Ronald W. Hovsepian	68,619,193	6,198,767	26,322	4,222,902

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2021

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
76,584,693	2,465,956	16,535	—

Proposal 3: Approval of the ANSYS, Inc. 2021 Equity and Incentive Compensation Plan

The Company’s stockholders approved the ANSYS, Inc. 2021 Equity and Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
68,648,658	5,796,548	399,076	4,222,902

Proposal 4: Advisory Approval of the Compensation of our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
66,242,083	8,217,098	385,101	4,222,902

Proposal 5: Stockholder Proposal Requesting the Adoption of a Simple Majority Voting Provision, if Properly Presented

The Company’s stockholders approved the stockholder proposal requesting the adoption of a simple majority voting provision. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
65,131,563	9,530,468	182,251	4,222,902

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	ANSYS, Inc. 2021 Equity and Incentive Compensation Plan.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANSYS, Inc.

Date:	May 18, 2021	By:	/s/ Janet Lee
		Name:	Janet Lee
		Title:	Vice President, General Counsel and Secretary